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                                                                   EXHIBIT 10.22


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SUBLEASE FOR OFFICE PREMISES
and other business premises not subject to section 7A: 1624 CC of the Netherlands Civil Code

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according to the model decided upon by the Read voor Onroerende Laken (Council for Property Matters) in February 1996. Reference to this model is only permitted if the inserted, added or divergent text can easily be recognised as such. Additions and divergences should preferably be included in the article 'Special Stipulations'. The Council accepts no responsibility for adverse consequences &rising from the use of the text of the model.
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The undersigned:

Pemstar B.V.

with its registered office in Almelo

           ,                          hereinafter referred to as 'the Lessor',

represented by Mr  ...........

and

Fluke Industrial BV

with its registered office in Almelo, Lelyweg 1 (7602 EA)

                                      ,hereinafter referred to as 'the  Lessee',

listened in the Trade Register of Enschede
under number .............
 represented by Mr

have agreed to the following Sublease:

Premises, Purpose, Use

Initials Lessor:                                              Initials Lessee:


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                                       -2-


1.1 This agreement concerns approx. 290 M2 of office space, hereinafter referred to as 'the leased space', in the CD complex no. 72 (partially), known locally as Lelyweg 1 in Almelo, sufficiently known to the parties and further indicated on the drawing of the leased space, which forms part of this lease, attached to this deed and certified by the parties. The lessee will have joint use of entrance gates, site roads, grounds and bicycle shed.

1.2 The leased space may be used exclusively as office space.

1.3 The lessee is not allowed to put the leased space to any other use than that described in 1.2 without the prior written permission of the Lessor.

1.4 The highest permissible load on the floor(s) of the leased space is unknown to the parties. If the lessee wishes to fit any facilities of fixtures of which it expects or reasonably should reasonably expect that it can have and adverse influence on the leased space, the lessee must obtain the lessor's prior written approval.



Conditions
2.1 The general conditions for the leasing of office premises and other business premises not subject to section 7A: 1624 CC of the Netherlands Civil Code, deposited at the office of the District Court of The Hague on 29 February 1996 and registered under number 34/1996, hereinafter referred to as 'the General Conditions', from part of this lease. The parties are fully informed of these General Conditions, of which the lessee has received a copy.

2.2 The conditions referred to in 2.1 are applicable except in so far as the conditions mentio-ned below expressly deviate from them or applicability in relation to the leased space is not possible.

Term, Extension and Termination of the Lease
3.1 This lease is entered into for a period of 6 (six) months, commencing on 1 May 1999 and ending on 31 October 1999.

Initials Lessor:                                               Initials Lessee:

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                                       -3-

3.2 If Lessee delivers notice to Lessor at least one (1) month prior to the expiry of the period referred to in 3. 1, this lease will be extended for a contiguous period of 6 (six) months, that is until 30 April 2000.

3.3 Subject to Section 3.2, termination of this lease will take place by giving notice before the end of a lease term with due observance of a period of notice of at least 1 (one) month.

3.4 Termination of the lease may only occur by means of a writ or by registered letter.

3.5 Premature termination of this lease is possible under one of the circumstances referred to in 7 of the General Conditions.


Payment Obligations and Payment Term
4.1 The Lessee will be obliged to make the following payments:
- rent;
- payment for additional supplies and services plus the turnover tax payable thereon,
- turnover tax on the rent and or a corresponding sum in accordance with and with due observance of 15.2 and 15.3 of the General Conditions, if the parties have opted for the rent to be subject to turnover tax.

4.2 The rent amounts to an annual sum of NLG 25.123,58
in words          TWENTY-FIVE THOUSAND ONE-HUNDRED AND TWENTY-THREE
                  GUILDERS.

4.3 [Reserved]

4.4 The payment for additional supplies and services will be determined in accordance with 12 of the General Conditions and as is stipulated therein, a system of advance payments with settlement at a later date will be applied to this payment.

4.5 The payments to be made by the Lessee to the Lessor will be due in a lump sum in advance, in successive terms of payment as referred to in 4.6, and must have been made in full before or on the

Initials Lessee:                                                Initials Lessor:

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                                       -4-

first day of the period to which the payments apply.

For each term of payment of one calendar month the following amounts will be payable for:
    - the rent                                   NLG 2.093,63
    - the advance payment for additional
      supplies and services provided
      by or on behalf of the lessor              to be agreed upon (see Art, 6)
                                                 ---------------------
Total amount                                     NLG 2,093,63
in words:         TWO THOUSAND AND NINETY-THREE GUILDERS AND SIXTY- THREE
                  CENTS.
These amounts are exclusive of turnover tax.



With a view to the date of commencement of this lease, the first term of payment relates to the period from 1 May up to and including 31 May 1999 and the amount payable for this period is NLG 2.093,63, exclusive of turnover tax. The lessee will pay this amount including any turnover tax charged thereon before or on 1 May 1999.


Turnover tax


All amounts mentioned in this lease are exclusive of turnover tax. The lessee is required to pay turnover tax on the payments for additional supplies and services. In the event of taxed rent, this also applies to the rent. Turnover tax will be charged by the lessor and is required to be paid together with the rent and the payment for additional supplies and services, or the advance payment for these.

5.2 The parties agree that the lessor will charge the lessee turnover tax on the rent.

If it has been agreed that turnover tax will be charged on the rent, the lessee herewith

Initials Lessor:                                                Initials Lessee:

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                                       -5-

irrevocably authorizes the lessor and its successor(s) in title to submit on its/their behalf an application as referred to in Section 11, subsection 1, under b., 5o of the Turnover tax Act of 1968 (Wet op de Omzelbelasting 1968) (with regard to opting for taxed rent). If so required, the lessee will co-sign this application and return it to the lessor within 14 days of receiving it.


Supplies and services


6. For the supplies and services, please refer to the service contract between the property manager and the lessee. The parties must have reached agreement on its contents. With respect to the supplies and services relating to the building/grounds, the obligatory services to be agreed upon include.
- maintenance of grounds, boundary partition and site lighting
- maintenance contracts for the technical systems including:
     * heating
     * cooling
     * air conditioning
- maintenance contracts infrastructure:
    * fire detectors/doors
    * breakdown alarms
    * building security system
- provision for repairs to the infrastructure
- energy supply (gas, water, light)
- sanitary facilities, towel dispensers, etc.
- cleaning costs of shared areas, exterior glazing
- security
- reception desk.


Property management

Until the lessor announces otherwise, the management of the property will be carried out by the lessor.



Initials Lessor:                                                Initials Lessee:


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                                       -6-


9.  Special stipulations

BTW
Article 4. 1, third dash, is to be replaced by 'the turnover tax due on the rent or a corresponding amount, in accordance with and taking into account the stipulations in 9.1.2 up to and including 9.1.8 of the special conditions. The stipulations in 15.2 and 15.3 of the general conditions which form part of this agreement are hereby explicitly declared inapplicable'.

The lessee and the lessor explicitly declare that the starting point for determining the rent was that the lessee will continue to use the space for the percentage determined by law (at least 90%) for activities which entitle the lessee to deduct turnover tax, in such a way that the parties can opt for taxed rent.

If the lessee does not use or no longer uses the leased space for activities which entitle it to deduct BTW as referred to in Article 9.1.2, the lessee will no longer owe the lessor BTW on the rent, but the lessee will owe the lessor in addition to the rent exclusive of BTW com-mencing on the date on which the rent is exempted from BTW by way of a separate payment to the lessor such an amount that the latter is fully compensated for:
The BTW which is no longer deductible as a result of the cancellation of the possibility to deduct BTW from the operating costs of or from investments in the leased space.
The BTW which the lessor has to pay to the tax authorities and/or can no longer reclaim from the tax authorities as a result of the cancellation of the possibility to deduct BTW due to a recalculation of the taxed rent as referred to in Section 15, subsection 4 of the Wet op de Omzetbelasting 1968 Turnover Tax Act 1968) or revision as referred to in Sections 11, 12 and 13 of the Uitvoeringsbeschikking omzelbelasting 1968 (Turnover Tax (Implementation) Decree 1968).
All other loss which the lessor incurs as a result of the cancellation of the possibility to deduct BTW.


If a situation as referred to in Article 9.1.3 occurs, the lessor will inform the lessee what amounts must be paid by the lessor to the tax authorities and provide insight into the other losses as referred to in 9.1.3.
The lessor will give its cooperation if the lessee wishes to have the lessor's specification checked by an independent registered accountant. The costs of this will be at the lessee's expense.


Initials Lessor:                                                Initials Lessee:

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                                       -7-


The financial loss incurred by the lessor as a result of the cancellation of the taxed rent must be paid by the lessee on the lessor's demand.

The stipulations in 9.1.3 and 9.1.4 also apply if the request opting for taxed rent under Section 11 subsection b, under 5 of the Wet op de Omzethelasting 1968 (Turnover Tax Act 1968) is not granted by the tax authorities for whatever reason. The stipulations in Sections 9. 1.3 and 9.1.4 also apply if the request opting for taxed rent is granted commencing on a later date than requested, for the period from the agreed commencement date of the taxed rent until the date of commencement of the rent subject to turnover tax.
If the lessee, however, proves that it is due to acts or omissions of the lessor that the request opting for taxed rent was not granted or not granted on the agreed date, the lessee will not owe the payment referred to in 9.1.3.

The lessee will be obliged to inform the lessor by means of a signed statement within four weeks of the end of its financial year in which it started to lease the space (also if it has been has been made available wholly or partially to a third party) whether or not it has used the leased space in the past financial year for purposes for which a right to make a complete or practically complete (at least 90%) deduction of BTW exists as laid down in Section 15 of the Wet op de Omzelhelasting 1968.
The lessee shall furthermore be obliged to inform the lessor after each successive financial year by means of a signed statement within four weeks following the end of the financial year concerned if the leased space (also if it has been has been made available wholly or partially to a third party) was not used for purposes for which a right to make a complete or practically complete (at least 90%) deduction of BTW exists as laid down in Section 15 of the Wet op de Omzelbelasting 1968. In both cases the lessee will be obliged to send a copy of the statement to the tax authorities within the same period.

If the lessee does not fulfil the aforementioned obligation to provide information or if it turns out in retrospect that its assumptions were incorrect, and it turns out in retrospect that the lessor has wrongly charged BTW on the rent, the lessee shall be in default, and the lessor shall be entitled to recover the resulting financial disadvantage from the lessee. This disadvantage concerns



Initials Lessor:                                                Initials Lessee:


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                                       -8-


the full BTW still due by the lessor to the tax authorities plus interest, as well as the BTW which the lessor cannot deduct.
The stipulations in this article contain an arrangement for compensation in the event that the taxed rent ceases to be applicable with retroactive effect, in addition to the arrangement set out in Articles 9.1.3 and 9.1.4. The additional loss which results for the lessor from the retroactive effect, will be payable by the lessee immediately, in full and as a lump sum. The lessor will give its cooperation if the lessee wishes to have the lessor's specification of this additional loss checked by an independent registered accountant. The costs of this will be at the lessee's expense.
The stipulations set out in 9.1.3, 9.1.5 and 9.1.7 will also apply if the lessor is confronted with a loss after the termination of the lease, whether premature or not, due to the cancellation of the taxed rent agreed upon by the parties. This loss will then be payable by the lessee to the lessor immediately, in full and as a lump sum.


Other special stipulations

Each time in the context of this sublease, the word 'lessor' must be construed as 'sublessor' and the word 'lessee' as 'sublessee' in as far as applicable.

The sublessor guarantees that the required permission to sublet has been granted by the owner.

12. The sublessor makes available to the sublessee the existing:
- prefabricated dividing walls
- floor covering
- sun blinds, internally and externally.
The sublessee will maintain these items with due care and on the expiry of this sublease make them once more available to the sublessor, who does not undertake any obligation to maintain or replace them.

13. The lessee has the joint use of the large car park outside the entrance gate. Within the gate, the lessee is entitled to two parking spaces to be indicated later. The lessee's visitors may use the

Initials Lessor:                                                Initials Lessee:


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                                       -9-

Pemstar's visitors' parking spaces within the gate.

14. Any alterations in, on or to the leased space may only take place after consultation with and with the written approval by the property manager.

15. The parties recognize and agree that the present lease ends on 30 April 2000 and that the lessee will deliver the leased space on this date completely cleared and in a good state to the lessor, failing which it will now for then forfeit a penalty of NLG 5,000 for each day on which it remains in default after 30 April 2000. The lessee hereby therefor expressly and irrevocably waives its right to protection from eviction as provided in Article 28c sub 1 huurwet, and expressly agrees to leave the leased space on 30 April 2000, as provided in
Article 28 c sub 2 Huurwet



Initials Lessor:                                                Initials Lessee:


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                                      -10-

16. Parties agree to delete the words "in a good state without faults", from
Article 1.2 of the General Provisions to the sublease Agreement s, as it is the intention of the parties that Fluke will accept the leases space "as is, where is".

17. Deletions
Deletion of Article 3.2 (partially):        approved.
Delection of Article 4.3 (completely):      approved.
Deletion of Article 7 (completely):         approved.

Drawn up and signed in triplicate,


 ..........place, ..........date                      Almelo, ..........date


The lessor                                           The lessee
Pemstar B.V.                                         Fluke Industrial B.V.
On its behalf,                                       On its behalf,






--------------------                                 --------------------
(Name of authorized person)                          (Name of authorized person)


Enclosures:

** the general conditions
** drawing of the leased space.


Initials Lessor:                                                Initials Lessee:


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GENERAL CONDITIONS FOR LEASING OFFICE SPACE and other business premises not under section 7A:1624 CC
According to the standard text decided upon by the Raad voor Onrverende Zaken (Council for Real Est2te deposited on 29 FebrU2rV 19%, Una;-r registration number 34/19% with the Clerk of the Court in the Hague. The Council is not liable for any adverse consequences of the use of the standard text. The purpose of the hUdings above the articles in these General Conditions is only to improve their readability. The content and import of the C12USe covered by the heading is therefore not limited to such heading.
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The Leased Premises
1.1 The Leased Premises include the installations and facilities which are present, in as much as these are not excluded in the certified description accompanying the lease.
1.2 The Leased Premises will be made available for occupation and accepted in the state outlined in the certified description accompanying the lease or, in the absence of such a description, in the state at the commencement of the lease, in a good state without faults.

Use
2.1 The Lessee will make actual and proper use of the Leased Premises himself during the entire term of the lease, exclusively for the purpose stipulated in the lease. He shall in doing so observe existing limited rights and requirements which have been or may be made by government authorities or public utility companies. He shall provide the Leased Premises with sufficient furniture and fixtures and keep the same so provided.
2.2 The Lessee shall act in accordance with the law and local regulations and in accordance with accepted practice as regards leasing, with regulations issued by the authorities, public utility companies, the insurers and, if applicable, with the regulations of the agency responsible for the sprinkler system and the "Sighting Nederkznds Instituut voor Lifttechniek" and other competent authorities to issue the necessary certificates. The Lessee shall also observe the instructions given in writing or by word of mouth by or on behalf of the Lessor in the interests of the proper use of the Leased Premises and of the inside and outside areas, the installations and fixtures in the building or complex which the Leased Premises are part of. This shall include instructions regarding the maintenance, appearance, noise level, public order, fire protection, parking and the correct operation of the installations and the building or the complex which the Leased Premises are part of.
2.3 The Lessee may not create any nuisance or cause any inconvenience when using the Leased Premises or the building or the complex of which the Leased Premises form a part and will ensure that any third party present on his behalf do likewise.
2.4 The Lessor has the right and the duty to use the common facilities and services which are or will be available in the interest of the proper functioning of the complex which the Leased Premises are part of.

Licenses
2.5.1 The Lessee shall obtain the licenses and/or exemptions required to carry on the business for which the Leased Premises are intended. Refusal or suspension of the same shall not give cause for cancelling or annulling the lease or for undertaking any other action against the Lessor.
2.5.2 If alterations or improvements to the Leased Premises are necessary in connection with 2.5.1, whether or not as a result of regulations issued by authorities, it is the Lessee's responsibility (without prejudice to the conditions in 2.6 and 2. 10) to ensure that the activities to that purpose are carried out in accordance with the requirements made or

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to be made by the authorities and that any necessary licences are obtained, while the costs of the alterations or improvements will be met by the Lessee.

Environment
2.6.1 If upon commencement or during the term of the lease an environmental investigation is started with respect to the Leased Premises and afterwards during the term of the lease or immediately upon termination of the lease - in a similar investigation -the concentrations of one or more substances found on, in, at or around the Leased Premises are higher than those of the earlier investigation, the Lessee shall compensate the damage arising from the contamination and he shall be liable to the Lessor for expenses relating to the removal of such contamination or for the taking of actions. The Lessee shall indemnify the Lessor against claims of third parties, including government agencies.
2.6.2 The provision of 2.6.1 is not applicable if the Lessee shows that the contamination has neither been caused by any fault or negligence of himself, his personnel or persons or objects under his supervision, nor by any circumstances which can be imputed to the Lessee.
2.6.3 The Lessor shall not indemnify the Lessee against (government) orders for further investigation or the taking of actions.

Waste products/chemical waste
2.7 Where directives or regulations by the government or other competent authorities are applicable to the (differentiated) presentation of waste products, the Lessee shall continuously and carefully observe the same. In case of non-observance or incomplete observance of this obligation the Lessee shall be liable for any resulting financial, criminal and possibly other consequences.

Advertisements
2.8 Where the Leased Premises are part of a building or complex, the Lessor shall have the right to make use of the roofs, outer walls, gardens and grounds of that building or complex for (illuminated) advertisements, signs and the like, both for his own benefit and for the benefit of the Lessee or any third party.
In exercising this right, the Lessor will take account of the Lessee's interests.

Apartment titles (Apparrementsrecht)
2.9.1 If the building, or the complex of which the Leased Premises are part, is or is to be subdivided into apartment titles, the Lessee will be required to observe the regulations arising from the property division agreement and rules governing their use. The same applies if the building or complex of buildings is or becomes the property of a cooperative.
2.9.2 Insofar as this is within his power, the Lessor shall not assist in the formulation of regulations which are in conflict with the lease.
2.9.3 The Lessor will ensure that the Lessee is provided with the regulations regarding use as referred to in 2.9. 1.

Prohibitions and regulations regarding Public Order
2.10.1 The Lessee is not permitted:
b. to have environmentally hazardous materials, including malodorous, inflammable or explosive substances, in, on, attached to or in the immediate vicinity of the Leased Premises, unless such materials are part of the normal carrying on of a profession or business;
c. to burden floors of the Leased Premises or the building or complex of which the Leased Premises form a part more than is technically permissible or specified in the lease;

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d.  to make such use of the Leased Premises that as a result of this use the soil or environment becomes polluted, the Leased Premises suffer damage, or the appearance of the Leased Premises is adversely affected, which is understood to include the use of vehicles as a result of which the floors may be damaged;

e. to make any alterations or additions in, on or to the Leased Premises which are in conflict with regulations of the authorities and of public utility companies or with the conditions under which the owner of the Leased Premises acquired ownership of the Leased Premises or with any other limited rights, or to make alterations or additions which create a nuisance for other Lessees or the neighbours or hinder them in their use.

2.10.2 Without the Lessor's prior written permission the Lessee shall not be permitted:
a. to make alterations or additions in, on or to the Leased Premises , which shall include making holes in the outer walls;
b. to affix or have in, on, or to the Leased Premises or in the immediate vicinity, any objects, including name boards, advertisements, bill boards, announcements, publications, buildings, wooden structures, scaffolding, packing materials, goods, vending machines, lighting, awnings, aerials with fittings, flag poles, etc., or to render windowpanes opaque;
c. to enter or allow others to enter the service and installation areas, roof terraces, roofs and drains and the areas and places not reserved for general use in the Leased Premises or the complex of which the Leased Premises form a part, unless for work which the Lessee is required to carry out under this agreement.
d.  to park vehicles in places other than those appropriated for this purpose.
2.10.3 The Lessor shall not be liable in any way whatsoever for any alterations or additions referred to in 2.10.2(a) and (b).
2.10.4 The Lessee shall keep fire fighting equipment and fire exits in the Leased Premises free and clear at all times.,
2.10.5 If the Leased Premises include a lift, rolling carpet, escalator or automatic door mechanism, or if the Leased Premises can be reached by one or more of the said facilities, the use of such facilities shall be entirely at a person's own risk. All regulations issued or to be issued by or on behalf of the Lessor, the installer concerned or the authorities must be carefully observed. If and for as long as this is necessary, the Lessor may put the said facilities out of operation without the Lessee being entitled to any damages or a reduction in rent.
2.10.6 Where objects installed by the Lessee (including advertisements or other signs) must be removed temporarily, in connection with maintenance or repair work to the Leased Premises, or the building or complex of which the Leased Premises form part, the expenses or removal, possible storage and reinstallment shall be at the Lessee's expense and risk, regardless of whether the Lessor has given permission for the installations of the objects concerned.

Applicarions1permission
2.11.1 If the Lessee requires any deviation form and/or addition to any provision of this agreement, the Lessee shall file his application for such deviation of and/or addition in writing.
2.11.2 If and to the extent that any Provision of this agreement requires the Lessor's permission, it shall only be deemed granted if given in writing.
2.11.3 Any permission granted by the Lessor shall be for one instance only and shall not apply to other or subsequent cases. The Lessor shall be entitled to make his permission conditional.

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Subletting
3.1 Subject to the Lessee's prior permission, the Lessee shall not be permitted to relinquish all or part of the Leased Premises to any third party letting, subletting or allowing the use of the same, or by transferring the rights of lease in whole or in part to any third party or by bringing these rights into a partnership, or al legal entity.
3.2 In the event that the Lessee acts in breach of the above provision he will forfeit to the Lessor for every calendar day that the breach continues an immediately payable fine, equal to two times the then current daily rent payable by the Lessee, without prejudice to the Lessor's right to demand compliance or cancellation, as well as damages.

Rent Adjustment
4.1 Any adjustment of the rent as agreed in 4.3 of the lease will occur on the basis of the revisions of the monthly index figure according to the consumer's price index (CP) series CPl Employees Low (1990 = 100), as published by the Central Bureau of Statistics (CBS).
The adjusted rent will be calculated according to the following formula: the adjusted rent is equal to the current rent on the adjustment date, multiplied by the index figure of the calendar month which lies four calendar months before the calendar month in which the rent is adjusted, divided by the index figure of the calendar month which lies sixteen calendar months before the calendar month in which the rent is adjusted.
4.2 The rent will not be adjusted if such adjustment would lead to a lower rent than the most recent rent. In that case that most recent rent shall remain unchanged, until at a next indexing the index figure of the calendar month, which lies four calendar months before the calendar month in which the rent is adjusted, is higher than the index figure of the calendar month, which lies four calendar months before the calendar month in which the last rent adjustment occurred. At that time the index figures of the calendar months referred to in the previous sentence shall be used in that adjustment.
4.3 The adjusted rent will come into force even if the Lessee is not informed of this.
4.4 If the CBS discontinues publication of the said consumer index figure or if the basis of the calculation is changed, an index figure adjusted to this or as similar to this as possible will be used. In the event of any dispute in this regard, the party who takes action first may request a statement from the director of the CBS which will be binding on all parties. Each party will pay half of any costs arising from this.

End of Lease or Use
5.1 Subject to any statutory right the Lessee shall at the end of the lease, or on termination of the use, deliver the Leased Premises to the Lessor in the original state, as set out in the certified description drawn up at the commencement of the lease as referred to in 1.2 and, in the absence of such description, in a good state, entirely vacated, free of use or rights to use and properly cleaned and return all keys, keycards and the like to the Lessor. The Lessee shall remove at his own expense all objects added to the Leased Premises or acquired by him from the previous Lessee or user. The Lessor shall not be required to pay any sum for objects that are not removed.
5.2 If the Lessee has terminated the use of the Leased Premises, whether or not in due time, without returning the keys to the Lessor, the Lessor shall be entitled to consider the lease to have expired, to gain access to the Leased Premises at the Lessee's expense and to take possession of it, without the Lessee having any right to damages or any other rights.
5.3 Any objects which the Lessee may be deemed to have abandoned by leaving them in the Leased Premises on actually vacating the Leased Premises may be removed at the expense of the Lessee by the Lessor, at the latter's discretion and without any liability on his account, unless the Lessor has been informed that the subsequent lessee has taken over the objects.
5.4 The parties shall inspect the Leased Premises together in good time before the end of the lease or the use of it. The parties shall make a report of this inspection, in which they shall record their findings. This report will also set


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out which work 1r, respect or repairs which appeared to be necessary at the time of the inspection and the established outstanding maintenance for which the Lessee is required to meet the costs, must still be carried out at the Lessee's expense and in what way this must be done.
5.5 If the Lessee does not cooperate in the inspection and/or in the recording of the findings and agreements in the inspection report within a reasonable period, after having been duly given the opportunity to that effect, the Lessor shall have the right to carry out the inspection without the Lessee being present and to determine the report to be binding on both parties. The Lessor shall giver the Lessee a copy of the report without delay.
5.6 The Lessee shall carry out or cause the carrying out of the repairs he is required to carry out on the basis of the inspection report within the term specified in the report - or to be further agreed by the parties - to the satisfaction of the Lessor. If the Lessee, after having been given notice of default, fails completely or party to fulfil the obligations arising from the report, the Lessor shall have the right to have the relevant work carried out himself and to recover the consequential costs from the Lessee.
5.7 For the period required to carry out the repairs, calculated from the date of termination of the lease, the Lessee will be in debt to the Lessor for a sum calculated on the basis of the most recent rent and additional supplies and services, without prejudice to the Lessor's claim for compensation four further damages and costs.

Damage
6.1 The Lessee shall take appropriate steps in due time to prevent and limit damage to the Leased Premises, such as damage caused by short circuits, fire, leakage, storms, frost and any other weather condition, the inward or outward flow of liquids and gases. The Lessee shall inform the Lessor immediately if such damage or an event such as referred to in 6.5 occurs or seems likely to occur.
6.2 If the Lessee has the possibility to do so, the foregoing shall also apply to the building or complex of which the Leased Premises form part.
6.3 The Lessee shall be responsible to the Lessor for any damage and loss to the Leased Premises, unless the Lessee proves that he, the persons he has admitted to the Leased Premises, his staff or the persons for whom he is responsible are not to blame or that negligence cannot be held against him in that respect.
6.4 The Lessee shall indemnify the Lessor against penalties which are imposed on the Lessor for actions or negligence of the Lessee.
6.5 The Lessor shall not be liable for any damage done to the person or goods of the Lessee or of third parties - and the Lessee shall indemnify the Lessor against liability for claims from third parties in this respect - due to the emergence and the consequences of visible and invisible faults in the Leased Premises or the complex of which the Leased Premises form part, or which arise due to the occurrence of weather conditions, impediments to the accessibility of the Leased Premises, impediments to the supply of gas, water, electricity, heating, ventilation or air conditioning, due to faults in the installations and apparatuses, due to the inward and outward flow of liquids and gases, due to fire, explosion and other occurrences, due to disruption of the benefits of leasehold or due to disruption or faults in supplies or services, all of which to the exception of cases of damage resulting from gross faults or serious negligence on the part of the Lessor in respect of the state of repair of the Leased Premises or of the building or complex of which the Leased Premises form a part.
6.6 The Lessor shall not be responsible for the Lessee's loss in trade resulting from the activities of other lessees or obstructions to the use of the Leased Premises caused by third parties, except in the event Of gross fault or serious negligence of the Lessor in that respect.


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Interim Termination, Default
7.1 If the Lessee
- does not pay the sums due by him at the specified times;
- ceases to practise his profession or carry on his business wholly or for al large part in the Leased Premises;
- does not comply with any other condition of the lease;
- does not heed any condition attached to permission given by the Lessor;
- loses power to dispose of his capital or a part of it;
- loses his status as a legal entity, is wound up or in actual fact is liquidated, provided that the Lessee is not a natural person;
- is declared to be bankrupt;
- offers a settlement in lieu of bankruptcy, or if the goods of the Lessee are attached;
- dies;
the Lessor shall have the right to terminate the lease prematurely. This shall only be preceded by a notice if the law so requires.
7.2 If any specified period of payment should lapse or if any situation as mentioned above should arise, the Lessee will be in default as a consequence.
7.3 The Lessee shall compensate the Lessor for a damage, costs and interests as a result of a situation as mentioned in 7.1 and as a result of premature termination of the lease, even in the event that he is granted a moratorium of payments or is declared bankrupt.
This damage shall include in any case the rent, the expenses for additional supplies and services, including heating costs, V.A.T and the other amounts due, the costs of reletting the Leased Premises as well as all costs incurred by the Lessor in actions in and out of court, including those for legal assistance with regard to a situation as referred to in 7.1
7.4 The provisions of 7.1 to and including 7.3 shall not exclude the Lessor's right to exercise his other rights, including his right to demand payment or performance with damages.

Bank Guarantee
8.1 As security for the correct fulfilment of his obligations arising from the lease, the Lessee shall present the Lessor with a bank guarantee at the signing of the lease according to a specimen indicated by the Lessor, for an amount to be specified in the lease and related to the Lessee's payment obligations to the Lessor, increased by the applicable V.A.T. This bank guarantee shall also apply to extensions of the lease including amendments to it and shall remain valid until six months after the date on which the Leased Premises are actually vacated and the lease is terminated. This bank guarantee shall in addition apply to the Lessor's assigns.
8.2 The Lessee may not demand a settlement for any amount against the bank guarantee.
8.3 In the event that a claim is made against the bank guarantee, the Lessee shall at the Lessor's first request arrange for an new bank guarantee which meets the requirement stated in 8.1 and 8.4, for the full sum.
8.4 After an upward adjustment of the rent, of the expenses for supplies and services or of the advance payments for these, the Less" shall take immediate steps to ensure that a new bank guarantee is issued for a sum adjusted to the new payment obligations.
8.5 If the Lessee does not fulfil his obligations as set out in this clause, he shall forfeit to the Lessor for every breach an immediately payable fine of NLG
500.00 per calendar day he remains in default after he has been informed of his omission by registered letter.


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Maintenance and Preservation
At the Lessor's expense
9.1 Unless it concerns work which may be considered to be of a limited nature and day-to-day repairs as referred to in the law (section 7A: 1619 Dutch Civil
Code) or work on objects which are not installed by or on behalf of the Lessor, the following shall be at the expense of the Lessor:
a. maintenance, repair and renovation of structural parts of the Leased Premises, such as foundations, pillars, beams, concrete floors, roofs, terraces, structural walls, outer walls;
b. maintenance, repairs and renovation of staircases, stairs, sewers, drains, gutters, outer casings of windows and doors, and the like. In respect of sewers the condition set out in 9.2.4 shall remain in full force;
c. replacement of parts and renovation of installations such as lifts, central heating installations and fire hydrant boosters;
d.  exterior paint work.

At the Lessee's expense 9.2.1 All other maintenance, repairs and renovations such as the following shall be at the expense of the Lessee:
a. exterior maintenance if and insofar as it concerns work which must be considered to be of a limited nature and day-to- day maintenance in terms of the law (section 7A: 1619 Dutch Civil Code), as well as interior maintenance which does not include maintenance as referred to in 9.1 without prejudice to the further conditions hereof;
b. maintenance, repair and renovation of hinges and locks, plate glass, window glass and other glass, both inside and out;
c. maintenance, repair and renovation of roller blinds, Venetian blinds, awnings and other blinds;
d. maintenance, repair and renovation of switches, sockets, doorbell systems, light bulbs, lighting (including fittings), carpeting, upholstery, interior paint work, sinks, toilet facilities;
e. maintenance, repair and renovation of pipes and taps of gas, water, electricity from the metre or main tap with all appurtenances, subject to renovation for normal wear;
f. maintenance, repair and renovation of fences as well as maintenance of gardens and maintenance of the grounds;
g. daily maintenance and repair (and renovation of small parts) of the technical installations of the Leased Premises.
9.2.2 The Lessee shall pay for maintenance, repair and renovation of objects which have been or will be installed by or on behalf of the Lessee under an approximate estimate made available to him by the Lessor.
9.2.3 The Lessee shall furthermore pay for the care for cleaning the Leased Premises and keeping the same clean, both inside and out, which shall include the cleaning of windows, window frames and outer walls of the Leased Premises.
9.2.4 In addition the Lessee shall be responsible for the emptying of grease traps, the cleaning and unblocking of cesspits, gutters and all drains/sewers of the Leased Premises up to the municipal main sewers, the sweeping of chimneys and the cleaning of ventilation ducts.
9.3 If the Lessee fails to carry out maintenance, repairs or renovations at his own expense after being reminded - or if these are carried out badly or injudiciously in the opinion of the Lessor - the Lessor shall be entitled to carry out this work or have it carried out at the expense and risk of the Lessee.
if the work to be carried out at the expense of the Lessee can brook no delay, the Lessor shall be entitled to carry out this work or to have it carried out at the Lessee's expense.
9.4 In the event of maintenance, repair and renovation work to be carried out by the Lessor, the Lessor will consult with the Lessee in advance in which case the latter interests may be taken into consideration where possible. Extra costs for work to be carried out at the Lessee's request outside normal working hours, shall be at the Lessee's expense.


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9.5 The Lessee shall be responsible for the proper and competent use and maintenance of the Leased Premises including the technical installations in the Leased Premises. The Lessee shall at his own expense and risk conclude service contracts. Service contracts for the installations shall be approved in advance by the Lessor. As far as the maintenance is concerned the above conditions shall apply except and to the extent that 12.2 is applicable.
9.6 The Lessee shall notify the Lessor immediately in writing of any faults to the Leased Premises.
9.7 If the Lessee an the Lessor have agreed that the objects which are at the expense of the Lessee under this clause are not carried out on the instruction of the Lessee but of the Lessor, the costs of the same shall be passed on by the Lessor to the Lessee. The Lessor shall in a number of cases conclude maintenance contracts for such purpose.

Adjustments
10. If the Lessor considers it necessary to carry out maintenance, repairs, renewals, including extra facilities and alterations, renovations or other work in, on or to the Leased Premises or the building or complex of which the Leased Premises form part or on the adjoining properties, or to have such work carried out, or if such work is necessary due to (environmental) requirements or measures by the authorities or public utility companies, the Lessee shall permit and suffer this work and these. measures and-the inconvenience, if any, without being able to claim damages, reduction of his payment obligations or cancellation of the lease, even if all of this lasts for longer than forty days, without prejudice to the provisions of section 7A: 1589 Dutch Civil Code. In the execution of the work the Lessor shall take account of the Lessee's interests where possible.

Access of the Lessor
11.1 If the Lessor wants (to have) an assessment of the Leased Premises, or wants to carry out the work as referred to in 2.6, 5, 9.3 or 10, the Lessee shall give the Lessor, or the person who will report to the Lessee for this purpose, access to the Leased Premises and enable the latter to carry out the necessary work.
11.2 For the purpose of 11.1 the Lessor and all persons designated by him shall be entitled to enter the Leased Premises after consultation with the Lessee on working days between 7.00 a.m. and 5.30 p.m. The Lessor shall be entitled to enter the Leased Premises in cases of emergency without consultation and where necessary outside the specified times.
11.3 In the event of the intended sale or auction of the Leased Premises and after termination of the lease, the Lessee shall, after prior notice by le Lessor or his attorney, without compensation, provide an opportunity for inspection of the Leased Premises during at least two working days every week. He will permit the usual notices or posters "To Let" or "For Sale" on or near the Leased Premises.

Costs of Supplies and Services
12.1 In addition to the rent, the Lessee will meet the costs incurred for the use of water and electricity for the Leased Premises, including the costs for concluding an agreement for the supply and for the hiring of a meter, as well as any other costs and penalties charged by public utility companies. T"he Lessee shall himself conclude the agreements for supplies with the institutions involved, unless the Leased Premises have no separate connections and the Lessor sees to these matters as pan of the agreed supplies and services.

12.2 If the parties have agreed on additional supplies and services to be rendered by the Lessor, the Lessor will determine the sum payable by the Lessee on the basis of the costs arising from the supplies and services and the accompanying administrative tasks. This also applies to technical installations and other supplies and services. If the Leased Premises form part of a building or a complex and the supplies or services also relate to other pans of the same, the Lessor shall determine a reasonable sum payable by the Lessee for the Lessee's share of the cost of such supplies


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and services. The Lessor need not take account of the fact that the Lessee may not make use of one or more of these supplies or services. If one or more sections of the building or the complex are not in use, the Lessor will ensure when determining the Lessee's share that this share is not larger than it would be if the entire building or complex were in use.
12.3 The Lessor shall render to the Lessee on an annual basis an itemised statement of the cost of supplies and services, specifying the way in which these have been calculated and the Lessee's share of the costs, where applicable.
12.4 At the end of the lease a statement shall be provides for the period not yet covered. This last statement shall be provided after expiry of a maximum of 14 months calculated from the period on which the previous statement was provided. Neither the Lessee nor the Lessor shall claim early settlement.
12.5 If the statement on the period in question, taking account of advance payments, shows any shortfall in payments by the Lessee or any excess receipts by the Lessor, these will be paid or reimbursed within one month of the statement being issued. Any disputes as to the correctness of the statement shall provide no grounds for suspension of this obligation.
12.6 The Lessor has the right to alter or cancel the type and range of supplies and services after consulting the Lessee.
12.7 The Lessor has the right to adjust the advance payments payable by the Lessee of the expenses for supplies and services prematurely to the costs he expects to incur, inter alia in an event as referred to in 12.6
12.8 In the event that heating and/or hot water are included in the supplies and services, the Lessor may adjust the method of determining the consumption of these and the Lessee's share in the cost of this consumption after consultation with the Lessee.
12.9 If the consumption of heating and/or hot water is measured using meters and a dispute arises regarding the Lessee's share in the costs of consumption as a result of the failure of malfunctioning of these meters, this share shall be determined by a company specialised in measuring and determining consumed heating and/or warm water consulted by the Lessor. This shall also apply in case of damage, destruction of fraud in relation to meters, without prejudice to any other claims the Lessor may have against the Lessee in such a case, such as a claim for repairs to or replacement of the meters and compensation for damage suffered.
12.10 Save in the event of serious negligence or gross fault, the Lessor shall not be liable for any damage as a result of the malfunctioning or improper supply of the supplies and services referred to herein. Nor shall the Lessee be able to claim rent reduction in such cases.

Costs
13. In all cases in which the Lessor has a warning notice, a notice of default or a writ served on the Lessee, or in the case of actions against the Lessee to coerce him to act in accordance with the lease or to evict him, the Lessee shall be required to reimburse the Lessor for all costs incurred, both in and out of court, except for legal costs payable by the Lessor by virtue of a final decision by the court. Ile costs to be incurred will be set in advance by the parties at an amount which shall not be less than the usual rate charged by bailiffs.

Payments
14.1 The payment of rent and all amounts payable under this lease will be made at the latest on the due date in legal Dutch tender - without any suspension, discount, reduction, or settlement with a claim which the Lessee has, or has in his opinion, against the Lessor - by payment or transfer to an account specified by the Lessor. The Lessor shall be free to alter the place or manner in which payment is to be made by giving the Lessee written notice to this effect. The Lessor shall be entitled to determine the outstanding amount under the lease from which payments received from the Lessee will be deducted, unless the Lessee specifically states otherwise upon payment. In the latter case section 6:50 of the Dutch Civil Code shall not be applicable.


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14.2 Every time when an amount owed by the Lessee by virtue of the lease is not paid promptly on the due date, the Lessee will forfeit to the Lessor by operation of the law as of the due date an immediately payable fine of 2 per cent a month of the amount, owing with a minimum of NLG 250-00 per calendar month, with each month after commencement counting as a full month,

Taxes, Expenses, Levies, Premiums etc.
15.1 If it has been agreed that V.A.T. will be charged on the rent, the Lessor shall file an application as referred to in 5.2 of the lease to the inspection in question.
15.2 If the application is not to be granted, the Lessee shall owe the Lessor an amount over and above the rent corresponding with the amount of V.A.T. that would have been payable had the application been granted. If an application is granted with effect from al later date than requested, the Lessee shall owe the Lessor an amount over and above the rent corresponding with the amount of V.A.T as of the agreed commencement date up to the date of commencement of the taxed rent.
15.3 If the Lessee shows the application was not granted or not granted on the agreed date by the Lessor's action, the amount corresponding with the V.A.T as referred to in 15.2, shall not be payable.

Other taxes, expenses, levies, premiunu etc.
15.4 The Lessee shall pay, even if the Lessor is assessed for the same:
a. the real estate tax and the district water board charges or polder dues regarding the actual use of the Leased Premises and the actual joint use of service areas, general areas and areas in common use;
b. other current or future taxes, sufferance dues, charges, levies and utilisation taxes with respect to the Leased Premises and property of the Lessee, except for the real estate tax and the district water board charges or polder dues in respect of the. enjoyment under a right in rem and except for the sewerage charges;
c. environmental levies including surface water purification levies and charges for waste water purification and any other amounts on account of environmental protection.
15.5 If the Lessor or other lessees in the building or the complex are charged a higher premium for fire insurance for the building or the inventory of the Leased Premises or the complex of which the Leased Premises form part, as a consequence of the nature of performance of the profession or business of the Lessee, the Lessee shall reimburse the amount over and above the normal premium to the Lessor or such other lessees. The Lessor and the other lessees shall be free to choose their insurance company, to set the value insured and to assess the reasonableness of the premium payable.
"Normal Premium" shall be understood to mean the premium the Lessor of the Lessee may stipulate from any reputable insurer established in the Netherlands for the insurance of the Leased Premises or his inventory and goods, against fire risk at the time immediately preceding the conclusion of the lease, without taking account of the nature of the business or profession to be carried on by the Lessee in the Leased Premises, as well as - for the duration of the lease - each adjustment of this premium, which does not result from any change of the nature or extent of the risk insured.

Severability
16.1 If several (natural or legal) persons have committed themselves as Lessees, they shall always be severally liable and each for the whole to the Lessor for all commitments arising from the lease. Suspension of payments or discharge by the Lessor to or of one of the Lessees or an offer to that effect, shall only concern such Lessee.
16.2 The commitments arising from the lease are severable, also with respect to the heirs and assigns of the Lessee.


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Untimely Availability
17.1 If the Leased Premises are not available on the agreed commencement date of the lease, as a result of the fact that the Leased Premises are not ready on time - not being due to the Lessee's request -, the previous user has not vacated the Leased Premises on time or the Lessor has not yet obtained from the authorities the licences for which he, the Lessee, is responsible, the Lessee shall be exempt from payment of rent or expenses for additional supplies and services until the date on which the Leased Premises are available to him and his other obligations and the agreed terms of the lease will be postponed accordingly. The price index date shall remain unchanged.
17.2 The Lessor shall not be liable for damage to the Lessee resulting from the delay, unless serious negligence or gross fault can be imputed to him in this respect. 17.3 The Lessee may not claim cancellation, unless the overdue delivery is a result of premeditated action or negligence on the part of the Lessor, and as a consequence leads to such a delay that the Lessee cannot reasonably be expected to uphold the agreement without amendments.

Data Protection Act (Wet Persoonsregistratie)
18. If the Lessee is a natural person, the Lessee's personal data may have been recorded by the Lessor and the administrator (if any) in a personal data file.

Domicile
19.1 From the commencement date of the lease all communications from the Lessor to the Lessee relating to the fulfilment of this lease, shall be addressed to the Leased Premises.
19.2 The Lessee shall immediately notify the Lessor if he no longer actually carries on his business in the Leased Premises, stating his new domicile in the Netherlands.
19.3 In the event that the Lessee should leave the Leased Premises without giving the Lessor his new domicile in the Netherlands, the address of the Leased Premises shall be the Lessee's domicile.

Complaints
20. The Lessee shall submit his complaints and requests in writing. In urgent cases, he may do so by word of mouth. In such cases, the Lessee shall confirm his complaint or request in writing as soon as possible.

Administrator

21. Where an administrator is or has been appointed by the Lessor, the Lessee will consult the administrator in all matters relating to the lease.

Final Clause
22. Should any part of the lease or of these General Conditions be null or voidable, this shall not affect the remaining parts of the lease and these General Conditions. In stead of the annulled or null part, the agreements which are nearest to what the parties would have agreed, had they known of the nullity or voidance, shall be considered to be agreed.


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